--------------------
                                                            BALANCED INCOME FUND
                                                            --------------------

BALANCED INCOME FUND

ANNUAL REPORT

       OCTOBER 31, 1998

                                                            (LOGO) FIRSTAR FUNDS

                    ----------------------------------------
                              NOTICE TO INVESTORS

                    - Shares of Firstar Funds:

                      -  ARE NOT INSURED BY THE
                         FDIC, the US Government or any
                         other governmental agency;

                      -  are not bank deposits or
                         obligations
                         of or guaranteed by Firstar Bank,
                         its parent company or its
                         affiliates;

                      -  are subject to investment risks,
                         including possible loss of
                         principal; and

                      -  are offered by B.C. Ziegler and
                         Company, member NASD, SIPC, and
                         an independent third-party
                         distributor.

                    - Firstar Bank affiliates serve as
                      investment adviser, custodian,
                      transfer agent, administrator, and
                      accounting services agent and receive
                      compensation for such services as
                      disclosed in the current prospectus.
                    ----------------------------------------



TABLE OF CONTENTS
                                                                       Page(s)
SHAREOWNER LETTER........................................................1-3
FIRSTAR BALANCED INCOME FUND.............................................4-5
STATEMENT OF ASSETS AND LIABILITIES.......................................6
STATEMENT OF OPERATIONS...................................................6
STATEMENT OF CHANGES IN NET ASSETS........................................7
FINANCIAL HIGHLIGHTS......................................................8
SCHEDULE OF INVESTMENTS..................................................9-11
NOTES TO THE FINANCIAL STATEMENTS.......................................12-13
REPORT OF INDEPENDENT ACCOUNTANTS.........................................14

                                                            (LOGO) FIRSTAR FUNDS

DEAR SHAREOWNER:                                                   December 1998
INVESTMENT REVIEW

U.S. financial markets gave investors a roller coaster ride in the second half of Firstar Funds' October fiscal year. Russia's devaluation of the ruble and subsequent default on its debt set off a wave of selling in August that culminated in a stunning 513 point decline in the Dow Jones Industrial Average on August 31st. After rebounding somewhat in September, major market indexes like the Dow and the Standard & Poor's 500 again flirted with bear market territory in early October, declining nearly 20% from their July peak. Hardest hit was the small company sector of the market, which as of the October 8th low, was off nearly 38% from its April high as measured by the Russell 2000 Index. Since that time, U.S. stock markets have staged a breathtaking rally, aided in large part by the Federal Reserve's three successive quarter point interest rate cuts on September 29th, October 15th and November 17th.

The shift in Federal Reserve policy to a lower interest rate, rapid money growth posture is aimed at improving market liquidity and heading off a "credit crunch." Following the near collapse of hedge fund company Long-Term Capital Management, Inc., credit spreads (the difference in yield between a corporate bond and a U.S. Treasury bond of equal maturity) widened dramatically and the corporate bond market seized-up. Since the Fed began lowering interest rates, credit spreads have narrowed and the market has absorbed new corporate bond offerings from issuers who would have met a very chilly reception several weeks ago. The direction of short-term interest rates reflects the Fed's actions, with three-month Treasury bill yields declining from 5.0% to 4.3% between April 30th and October 31st. Long-term interest rates also declined during this period, but were much more volatile than short-term rates. The yield on the thirty-year U.S. Treasury bond declined from 6.0% to a low of 4.7% in September before settling back at 5.2% at the end of October.

During volatile times like these, a consistent investment approach is the key to success. Instead of trying to time the market and running the risk of zigging when you should zag, we believe investors should stick to their long-term asset allocation strategy. A consistent approach to asset allocation improves the chances of turning investment returns into investor returns. Equally important to long-term success, we believe, is following a consistent investment philosophy or style. Although Firstar Funds offers actively managed stock portfolios across the market capitalization spectrum and bond portfolios across the maturity range, our investment philosophy is focused. We follow a high-quality, structured approach in the management of our fixed-income portfolios and a growth-at-a-reasonable-price approach in the management of our equity portfolios. By staying focused on these twin investment disciplines, we believe we increase our chances of winning the investment "marathon." We are pleased with the long-term investment results our approach has achieved and remain confident in our ability to deliver competitive returns in the future.

On the technology front, we continue to enhance our web site at www.firstarfunds.com. Most recently, we added transactional capabilities. Now you can purchase and redeem shares on-line, as well as exchange or transfer assets between your existing Firstar Fund accounts. You now have the freedom to access your accounts when it best suits your schedule - seven days a week, 24 hours a day.

In other news, we reopened Firstar MicroCap Fund for new investments on November 2nd. Once the Fund receives an additional $50 million in contributions, it will once again close. We reopen the Fund when we feel there is sufficient capacity to absorb new assets. We are enthusiastic about the outlook for microcap investing given the tremendous relative values we believe are available among the market's smallest company stocks.

For more information about on-line transactions or if you have questions regarding the reopening of Firstar MicroCap Fund, please call the Firstar Funds Center at 1-800-982-8909.

Finally, we're very pleased at the appointment of Marian Zentmyer, CFA, as chief equity investment officer. She replaced Scott Harkness, who left the firm in November. Marian has 17 years of investment management experience with Firstar and has received national publicity for her outstanding portfolio management skills.

                                                            (LOGO) FIRSTAR FUNDS


MARKET OUTLOOK

Looking ahead, our market forecast is predicated on the following trends:

-Representing 45% of global economic activity, the U.S. and Europe will combine to offset the collapse suffered by many emerging economies, producing a net gain in worldwide economic growth.

-Despite Japan's efforts to reform its banking industry and implement new measures to stimulate demand, such as lower tax rates and deficit spending by the government, the Japanese economy remains mired in recession.

-Economic policies prescribed by the International Monetary Fund (IMF), which include tax increases, government spending cuts and devalued currencies, will delay economic recovery in those countries infected by the "Asian Contagion."

-Deterioration in foreign trade will continue to have a negative impact on U.S.
 economic growth due to weakened international demand for U.S. exports and higher imports from countries with devalued currencies.

-The lowest mortgage rates in a generation, moderate job creation and the best inflation-adjusted personal income growth in twenty-five years will sustain today's high level of consumer spending gains and extend America's consumer-led economic expansion.

-Unable to raise prices due to fierce global competition, companies will continue to "buy" revenue growth by acquiring their competitors (the urge to merge).

-Under pressure from rising wages and slowing sales growth, companies will continue to restructure, improve productivity through technology and pare payrolls (the urge to purge) to maintain profits.

-Global overcapacity in manufacturing and commodity production (e.g. autos and oil) should continue to exert downward pressure on commodity prices.

-Inflation rates should continue to decline with a period of mild deflation in 1999 a strong possibility.

-The yield curve, which plots interest rates from short-term to long-term, will become more positively sloped (via lower short-term rates), prompting a swift reduction in money market yields.

-With earnings growth more difficult to achieve, the key to future stock market returns will continue to be expanding price-to-earnings ratios (P/E's).

-P/E's should expand in a disinflationary/deflationary environment because stock prices are expressed in current dollars while earnings are expressed in future dollars that are appreciating in terms of purchasing power.

                                                            (LOGO) FIRSTAR FUNDS


IN SUMMARY

We believe the global economy will muddle through this turbulent period with the U.S. functioning as the "importer of last resort" and U.S. consumers providing the engine for continued economic growth. A withering corporate profit outlook makes stock selection critical and favors our active, growth-at-a-reasonable price equity management strategy. Lower levels of inflation or modest deflation increase the likelihood of further interest rate declines, creating a favorable environment for fixed income investing. We remain optimistic for continued positive returns for both our equity and fixed-income funds going into 1999.

Although volatility will remain high, we appreciate your confidence in the Firstar Funds and encourage you to read the portfolio review that follows.


(PHOTO)                       (PHOTO)

MARY ELLEN STANEK, CFA        MARIAN ZENTMYER, CFA
President and                 Chief Equity Investment Officer
Chief Executive Officer
Firstar Investment Research & Management Company, LLC (FIRMCO)

                                                            (LOGO) FIRSTAR FUNDS

--------------------------------------------------------------------------------
                              BALANCED INCOME FUND
--------------------------------------------------------------------------------


On November 30, 1998 the Balanced Income Fund completed its first full year as a publicly traded mutual fund and nearly ten years as a managed portfolio. Since the Fund's inception on December 1, 1997, it has steered its way through volatility in both the equity and fixed-income markets to provide a return through October 31, 1998 of +12.70% (12.46% Retail no-load). This compares to 8.54% for the average balanced fund as measured by Lipper Analytical Services.

As of October 31, 1998 equities represented 44% of the overall portfolio. The companies selected for the portfolio are identical to those of the Growth and Income Fund (see page 9). Like the Growth and Income Fund, the portfolio's focus over the fiscal year was on dividend-paying companies with attractive long-term records of enhanced returns. While the return of larger stocks represented by the S&P 500 advanced +21.99%, smaller stocks as measured by the S&P 600 were not able to keep pace with prices declining -11.06%. Most of Firstar Balanced Income Fund's portfolio was weighted in the larger capitalization area during the fiscal year.

The objective of the fixed-income component of Firstar Balanced Income Fund is to provide an annual rate of total return comparable to the return of the Lehman Brothers Intermediate Government/Corporate Bond Index. More than half (54%) of the fixed-income portion of the Fund is invested in U.S. Treasury obligations which was the strongest performing sector of the bond market over the last twelve months. Our careful, research-intensive process of selecting investment-grade corporate issues and asset-backed securities gives the Fund a high-quality focus. Over three-quarters (80%) of the fixed-income portion of the Fund is invested in obligations rated Aaa/AAA or higher. Among corporate bonds, we have a preference for finance, banking and brokerage issues along with dollar-denominated international ("Yankee") securities. We think these sectors represent exceptional value in the current environment. The hallmark of our fixed-income approach has been our consistent, risk-controlled approach in all market climates. This same disciplined management approach is employed in the management of this fund as well.

During the last couple of months of the fiscal year, we have seen a temporary "de-coupling" of our longer term thesis "what is good for bonds will be better for stocks." The third quarter calendar 1998 brought fears of a decelerating economy which overwhelmed the decline in interest rates. The Federal Reserve's decision to cut interest rates on October 15 provided a psychological boost to the market and renewed the relationship of lower interest rates translating to higher share prices.

We remain constructive on the outlook for both bonds and stocks and appreciate your confidence in Firstar Balanced Income Fund.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------

(PHOTO)                       (PHOTO)

MARIAN E. ZENTMYER,           WARREN D. PIERSON, CFA
CFA, CFP

MARIAN E. ZENTMYER, CFA, CFP, Chief Equity Investment Officer of Firstar Investment Research & Management Company, LLC (FIRMCO) and WARREN D. PIERSON, CFA, Vice President and Senior Portfolio Manager co-manage the Fund, Marian since its inception on January 1, 1989 and Warren since July 1, 1995. Marian has been with Firstar since 1982 and has 20 years of investment managment experience. She received her BA from Stanford University in 1978. Warren has been with Firstar since 1985 and has 13 years of investment management experience. Warren received his BA from Lawrence University in 1984. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Warren is a Chartered Financial Analyst.

                                                            (LOGO) FIRSTAR FUNDS


                                                    12/1/97             10/98
                                                    -------            -------
FIRSTAR BALANCED INCOME FUND - INSTITIUTIONAL       $10,000            $11,270
FIRSTAR BALANCED INCOME FUND - A - NO LOAD          $10,000            $11,246
FIRSTAR BALANCED INCOME FUND - A - LOAD              $9,600            $10,792
LIPPER BALANCED FUND INDEX                          $10,000            $10,854
S&P 500 STOCK INDEX                                 $10,000            $11,659

This chart assumes an initial investment of $10,000 made on 12/1/97 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
                         CUMULATIVE RATE OF RETURN (%)
                       FOR PERIOD ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                                              Since Inception
                                                                  12/1/97
--------------------------------------------------------------------------------
FIRSTAR BALANCED INCOME FUND - INSTITUTIONAL                        12.7%
FIRSTAR BALANCED INCOME FUND - A - NO LOAD                          12.5%
FIRSTAR BALANCED INCOME FUND - A - LOAD<F1>                          7.9%
LIPPER BALANCED FUND INDEX<F2>                                       8.5%
S&P 500 STOCK INDEX<F3>                                             16.6%
--------------------------------------------------------------------------------

A =  Series A (Retail shares)

<F1> Reflects maximum sales charge of 4.00%. Effective January 1, 1999 the maximum sales charge will be 4.50%.

<F2> The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds.

<F3> The S&P 500 Stock Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 10/31/98
--------------------------------------------
TYCO INTERNATIONAL, LTD.               2.1%
--------------------------------------------
BANK OF NEW YORK, INC.                 1.4%
--------------------------------------------
MCKESSON CORPORATION                   1.3%
--------------------------------------------
NORWEST CORPORATION                    1.2%
--------------------------------------------
INTERPUBLIC GROUP OF COMPANIES, INC.   1.2%
--------------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/98
--------------------------------------------
$44,650,163
--------------------------------------------
--------------------------------------------------------------------------------

                                                            (LOGO) FIRSTAR FUNDS

BALANCED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
OCTOBER 31, 1998


ASSETS:
  Investments, at value (Cost $40,199)                         $42,963
  Income receivable                                                344
  Capital shares sold                                            2,058
  Receivable for securities sold                                   402
  Other assets                                                      64
                                                              --------

     Total Assets                                               45,831
                                                              --------

LIABILITIES:
  Payable for securities purchased                               1,075
  Capital shares redeemed                                           18
  Payable to affiliates                                             30
  Accrued expenses and other liabilities                            58
                                                              --------

     Total Liabilities                                           1,181
                                                              --------

NET ASSETS                                                     $44,650
                                                              ========

NET ASSETS CONSIST OF:
  Capital stock                                                $39,978
  Undistributed net investment income                              122
  Undistributed accumulated net realized gains                   1,786
  Unrealized net appreciation on investments                     2,764
                                                              --------

     Total Net Assets                                          $44,650
                                                              ========

SERIES A:
  Net assets                                                  $ 10,614
  Shares authorized ($.0001 par value)                         500,000
  Shares issued and outstanding                                    965
  Net asset value and redemption price per share <F1>           $11.00
                                                              ========
  Maximum offering price per share <F1>                         $11.46
                                                              ========

SERIES INSTITUTIONAL:
  Net assets                                                   $34,036
  Shares authorized ($.0001 par value)                         500,000
  Shares issued and outstanding                                  3,091
  Net asset value, redemption price
     and offering price per share <F1>                          $11.01
                                                              ========

<F1> Amounts may not recalculate due to rounding.


STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
DECEMBER 1, 1997<F2> THROUGH OCTOBER 31, 1998


INVESTMENT INCOME:
  Dividend income                                              $   238
  Interest income                                                  972
                                                              --------
                                                                 1,210
                                                              --------

EXPENSES:
  Investment advisory fees                                         237
  Administration fees                                               35
  Shareowner servicing and accounting costs                         58
  Service organization fees _ Series A                              11
  Custody fees                                                      14
  Federal and state registration fees                               23
  Professional fees                                                 26
  Reports to shareowners                                            26
  Amortization of organization costs                                 8
  Directors' fees and expenses                                       7
  Other                                                              2
                                                              --------

  Total expenses before waiver                                     447
     Less: Waiver of expenses                                    (199)
                                                              --------

     Net Expenses                                                  248
                                                              --------

NET INVESTMENT INCOME                                              962
                                                              --------

REALIZED ANDUNREALIZEDGAIN (LOSS):
  Net realized (loss) on investments                             (227)
  Net change in unrealized appreciation on investments           2,764
                                                              --------

     Net gain on investments                                     2,537
                                                              --------

NETINCREASEINNET ASSETS
  RESULTINGFROMOPERATIONS                                       $3,499
                                                              ========

<F2> Commencement of operations.

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

BALANCED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                         December 1, 1997<F1>
                                                                through
                                                           October 31, 1998
                                                         --------------------

OPERATIONS:
  Net investment income                                        $   962
  Net realized (loss) on investments                             (227)
  Net change in unrealized appreciation
     on investments                                              2,764
                                                              --------
  Net increase in net assets resulting
     from operations                                             3,499
                                                              --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                   47,732
  Shares issued to owners in
     reinvestment of dividends                                     194
  Shares redeemed                                              (5,929)
                                                              --------
  Net increase in net assets as a result
     of capital share transactions                              41,997
                                                              --------

DISTRIBUTIONS TO
  SERIES A SHAREOWNERS:
  From net investment income                                     (128)
  From net realized gains                                            -
                                                              --------
                                                                 (128)
                                                              --------

DISTRIBUTIONS TO
  SERIES INSTITUTIONAL SHAREOWNERS:
  From net investment income                                     (718)
  From net realized gains                                            -
                                                              --------
                                                                 (718)
                                                              --------

TOTAL INCREASE IN NET ASSETS                                    44,650

NET ASSETS:
  Beginning of period                                                -
                                                              --------
  End of period (including undistributed
     net investment income of $122)                            $44,650
                                                              ========

<F1> Commencement of operations.

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS


BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS

                                                December 1, 1997<F1>
                                                       through
                                                  October 31, 1998
                                              -------------------------
                                                              Series
                                              Series A    Institutional
                                              --------    -------------
Per Share Data:
Net asset value,
  beginning of period                            $10.00         $10.00

Income from investment operations:
  Net investment income                        0.28<F6>       0.30<F6>
  Net realized and unrealized
     gains on securities                           0.96           0.96
                                               --------       --------
  Total from investment operations                 1.24           1.26
                                               --------       --------

Less distributions:
  Dividends from net investment income           (0.24)         (0.25)
  Distributions from capital gains                    -              -
                                               --------       --------
  Total distributions                            (0.24)         (0.25)
                                               --------       --------

Net asset value, end of period                   $11.00         $11.01
                                               ========       ========

Total return <F2> <F3>                           12.46%         12.70%

Supplemental data and ratios:
  Net assets, in thousands, end of period       $10,614        $34,036
  Ratio of net expenses to average
     net assets <F4> <F7>                         1.00%          0.75%
  Ratio of net investment income
     to average net assets <F4> <F8>              2.82%          3.07%

  Portfolio turnover rate <F2> <F5>              58.33%         58.33%


<F1> Commencement of operations.
<F2> Not annualized.
<F3> The total return calculation does not reflect the 4% front-end sales charge for Series A.
<F4> Annualized.
<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F6> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
<F7> Without fees waived, ratio of net expenses to average net assets for the period ended October 31, 1998, would have been 1.63% and 1.38%.
<F8> Without fees waived, ratio of net investment income to average net assets for the period ended October 31, 1998, would have been 2.19% and 2.44%.

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                          Market
     of                                                             Value
   Shares                                                      (in thousands)
  --------                                                     --------------

            COMMON STOCKS  43.4%
            APPLIANCES  0.8%
     6,975  Maytag Corporation                                      $   345
                                                                   --------
            BANKING  4.0%
    19,800  Bank of New York Company, Inc.                              625
     3,800  Mellon Bank Corporation                                     228
     5,000  Northern Trust Corporation                                  369
    14,700  Norwest Corporation                                         547
                                                                   --------
                                                                      1,769
                                                                   --------

            BUILDING MATERIALS  0.5%
     5,000  Martin Marietta Materials, Inc.                             245
                                                                   --------

            BUSINESS MACHINES & SOFTWARE  1.2%
     3,625  Diebold, Inc.                                               113
     4,270  Xerox Corporation                                           414
                                                                   --------
                                                                        527
                                                                   --------

            BUSINESS SERVICES  3.1%
     3,000  Automatic Data Processing, Inc.                             233
     5,800  H & R Block, Inc.                                           260
     9,100  Equifax Inc.                                                352
    10,800  Service Corporation International                           385
     7,050  The ServiceMaster Company                                   149
                                                                   --------
                                                                      1,379
                                                                   --------

            CHEMICALS  1.0%
     7,200  Ecolab, Inc.                                                215
     3,200  Praxair, Inc.                                               129
     3,200  Valspar Corporation                                          90
                                                                   --------
                                                                        434
                                                                   --------

            COMMUNICATIONS & MEDIA  2.1%
     9,300  Interpublic Group of Companies, Inc.                        544
    14,000  New York Times Company - Class A                            395
                                                                   --------
                                                                        939
                                                                   --------

            CONSUMER PRODUCTS  1.9%
     4,850  Avery Dennison Corporation                                  201
     1,800  The Clorox Company                                          197
     2,100  Masco Corporation                                            59
     9,300  Newell Company                                              409
                                                                   --------
                                                                        866
                                                                   --------

            CONTAINERS  0.4%
     4,900  Bemis Company, Inc.                                         182
                                                                   --------

            COSMETICS & SOAP  2.4%
     7,600  Avon Products, Inc.                                         302
     4,600  Estee Lauder Companies - Class A                            302
     1,800  Gillette Company                                             81
     4,500  Procter & Gamble Company                                    400
                                                                   --------
                                                                      1,085
                                                                   --------


   Number                                                          Market
     of                                                             Value
   Shares                                                      (in thousands)
  --------                                                     --------------

            DRUGS/MEDICAL SUPPLIES  6.8%
     6,200  American Home Products Corporation                      $   302
     5,000  Baxter International, Inc.                                  300
     8,400  Becton, Dickinson & Company                                 354
     4,300  Bristol-Myers Squibb Company                                475
     3,500  Johnson & Johnson                                           285
     7,560  McKesson Corporation                                        582
     4,200  Medtronic, Inc.                                             273
     4,300  Pfizer, Inc.                                                461
                                                                   --------
                                                                      3,032
                                                                   --------

            ELECTRIC UTILITIES 0.7%
    10,100  NIPSO Industries, Inc.                                      302
                                                                   --------

            FINANCE  0.3%
     4,300  Household International, Inc.                               157
                                                                   --------

            FINANCIAL SERVICES  3.5%
    12,200  Alliance Capital Management L.P.                            303
     2,500  American Express Company                                    221
     3,300  Citigroup Inc.                                              155
     4,500  Federal National Mortgage Association                       319
     3,400  Marsh & McLennan Companies, Inc.                            188
     6,100  MBIA, Inc.                                                  373
                                                                   --------
                                                                      1,559
                                                                   --------

            FOOD, BEVERAGES & TOBACCO 0.4%
       100  McCormick & Company, Incorporated                             3
     5,500  PepsiCo, Inc.                                               186
                                                                   --------
                                                                        189
                                                                   --------

            HEALTH CARE SERVICES & SUPPLIES  0.9%
     5,000  Warner-Lambert Company                                      392
                                                                   --------

            INSURANCE  1.0%
    10,500  ReliaStar Financial Corporation                             460
                                                                   --------

            MULTI-INDUSTRY  2.6%
     1,600  Illinois Tool Works Inc.                                    103
     2,500  Pentair, Inc.                                                94
       700  Teleflex Incorporated                                        27
    14,900  Tyco International, Ltd.                                    923
                                                                   --------
                                                                      1,147
                                                                   --------

            NATURAL GAS  0.6%
     5,100  Enron Corporation                                           269
                                                                   --------

            OIL - DOMESTIC  0.4%
     4,400  Phillips Petroleum Company                                  190
                                                                   --------

            OIL - INTERNATIONAL  0.8%
     4,500  Mobil Corporation                                           341
                                                                   --------

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS



BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                          Market
     of                                                             Value
   Shares                                                      (in thousands)
  --------                                                     --------------

            PAPER & FOREST PRODUCTS  0.3%
     2,700  Kimberly-Clark Corporation                             $    130
                                                                   --------

            PRINTING & PUBLISHING  1.6%
     6,700  Houghton Mifflin Company                                    261
     5,000  McGraw-Hill, Inc.                                           450
                                                                   --------
                                                                        711
                                                                   --------

            PRODUCTION  0.4%
     5,200  Dover Corporation                                           165
                                                                   --------

            REAL ESTATE INVESTMENT TRUSTS (REIT'S) 1.4%
     3,800  Boston Properties, Inc.                                     108
     7,900  CCA Prison Realty Trust                                     186
     5,300  Post Properties, Inc.                                       205
     5,183  ProLogis Trust                                              113
                                                                   --------
                                                                        612
                                                                   --------

            RETAIL  2.2%
     2,300  Albertson's, Inc.                                           128
     6,505  Gap, Inc.                                                   391
     7,300  Hannaford Brothers Company                                  320
     3,250  Longs Drug Stores Corporation                               127
                                                                   --------
                                                                        966
                                                                   --------

            TELECOMMUNICATIONS  1.0%
     4,900  ALLTEL Corporation                                          229
     2,950  Lucent Technologies, Inc.                                   237
                                                                   --------
                                                                        466
                                                                   --------

            TEXTILES & APPAREL  1.1%
    11,100  CVS Corporation                                             507
                                                                   --------

            Total Common Stock (Cost $17,137)                        19,366
                                                                   --------


            PREFERRED STOCK 0.2%
            FINANCIAL SERVICES 0.2%
     1,600  PLC Capital Trust II
               (convertible to Protective Life Corporation
               common stock)                                            100
                                                                   --------

            Total Preferred Stock (Cost $83)                            100
                                                                   --------

   Number
  of Shares
(in thousands)
--------------

            LONG-TERM INVESTMENTS 45.3%
            CORPORATE CONVERTIBLE BONDS 0.3%
       108  Imax Corporation,
               5.75%, 4/01/03 (convertible to Imax Corporation
               common stock)                                            136
                                                                   --------

  Principal                                                        Market
   Amount                                                           Value
(in thousands)                                                 (in thousands)
-------------                                                  --------------

            ASSET-BACKED SECURITIES 8.4%
            AUTO LOAN RECEIVABLES 1.1%
            Banc One Auto Grantor Trust,
    $  162     Series 1997-A, Class A, 6.27%, 11/20/03              $   164
            Chase Manhattan Auto Owner Trust,
       300     Series 1997-B, Class A5, 6.60%, 3/15/02                  310
                                                                   --------
                                                                        474
                                                                   --------

            CREDIT CARD RECEIVABLES 6.6%
            Advanta Credit Card Master Trust,
       650     Series 1995-F, Class A1, 6.05%, 8/01/03                  665
            Chemical Master Credit Card Trust I,
       250     Series 1995-2, Class A, 6.23%, 6/15/03                   256
            Citibank Credit Card Master Trust I, Principal Only:
       300     Series 1996-1, Class A, 0.00%, 2/07/03                   268
       800     Series 1997-6, Class A, 0.00%, 8/15/06                   575
            Discover Card Master Trust I,
       500     Series 1995-2, Class A, 6.55%, 2/18/03                   514
            First Chicago Master Trust II,
       250     Series 1994-L, Class A, 7.15%, 2/15/00                   254
            Sears Credit Account Master Trust,
       400     Series 1995-2, Class A, 8.10%, 6/15/04                   414
                                                                   --------
                                                                      2,946
                                                                   --------
            HOME EQUITY LOAN RECEIVABLES 0.7%
            Green Tree Financial Corporation,
       178     Series 1996-9, Class A3, 6.41%, 1/15/28                  178
            Security Pacific Home Equity Loan Subordinated Notes,
       105     9.75%, 5/15/99                                           107
                                                                   --------
                                                                        285
                                                                   --------

            CORPORATE BONDS  8.9%
            Associates Corporation of North America Senior Notes,
       150     7.50%, 4/15/02                                           159
            Bank of New York Subordinated Notes,
       150     7.875%, 11/15/02                                         164
            BankAmerica Corporation Subordinated Notes,
       185     9.20%, 5/15/03                                           211
            Bankers Trust - NY, Debentures,
       200     9.50%, 6/14/00                                           210
            Barclays American Corp. Debentures,
       300     9.75%, 5/15/21                                           343
            Bear Stearns Company Notes,
       100     6.50%, 6/15/00                                           101
            Chase Manhattan Corporation Subordinated Notes,
       282     9.75%, 11/01/01                                          316
            Chrysler Financial Corporation Debentures,
       100     12.75%, 11/01/99                                         107
            Citicorp Subordinated Notes,
       100     9.50%, 2/01/02                                           109
            Continental Cablevision, Inc. Debentures,
       100     9.50%, 8/01/13                                           119
            Jack Eckerd Corporation Senior Subordinated Notes,
       151     9.25%, 2/15/04                                           158

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


  Principal                                                        Market
   Amount                                                           Value
(in thousands)                                                 (in thousands)
--------------                                                 --------------

            CORPORATE BONDS  8.9%  (CONT.)
            Federal Express Corporation Notes,
     $ 180     9.65%, 6/15/12                                       $   240
            Lehman Brothers, Inc. Senior Subordinated Notes,
       300     9.875%, 10/15/00                                         309
            Midlantic Corporation Subordinated Notes,
       240     9.20%, 8/01/01                                           264
            Morgan Stanley Group Debentures,
       300     8.875%, 10/15/01                                         329
            National Westminster Bank PLC Debentures,
       300     9.375%, 11/15/03                                         346
            Paine Webber Group, Inc. Subordinated Notes,
       200     7.75%, 9/01/02                                           210
            Salomon, Inc. Notes,
       277     7.00%, 6/15/03                                           289
                                                                   --------
                                                                      3,984
                                                                   --------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 1.4%
            Ford Capital BV Debentures:
       200     9.375%, 5/15/01                                          219
       150     9.50%, 6/01/10                                           189
            Korea Development Bank Bonds,
        65     7.125%, 9/17/01                                           58
            Norsk Hydro A/S Debentures,
        50     9.00%, 4/15/12                                            64
            Quebec (Province of) Local Government Guarantee,
        50     11.00%, 6/15/15                                           56
            Wharf Capital International Ltd. Company Guarantee,
        50     7.625%, 3/13/07                                           35
                                                                   --------
                                                                        621
                                                                   --------

            U.S. GOVERNMENT AGENCY-BACKED MORTGAGE ISSUES 1.9%
            Federal Home Loan Mortgage Corporation (FHLMC)
            Real Estate Mortgage Investment Conduit (REMIC),
       111     Series 1201, Class E, 7.40%, 12/15/21                    113
            Federal National Mortgage Association (FNMA)
            Real Estate Mortgage Investment Conduit (REMIC):
       200     Series 1993-37, Class B, 7.00%, 7/25/02                  205
        70     Series 1989-2, Class D, 8.80%, 1/25/19                    73
       100     Series 1990-89, Class K, 6.50%, 7/25/20                  101
       256     Series 1991-147, Class K, 7.00%, 1/25/21                 258
            Government National Mortgage Association (GNMA)
            Real Estate Mortgage Investment Conduit (REMIC),
       117     Series 3, Class F, 6.50%, 6/17/20                        118
                                                                   --------
                                                                        868
                                                                   --------

            U.S. TREASURY OBLIGATIONS 24.4%
            U.S. Treasury Bonds;
     5,000     10.75%, 8/15/05                                        6,758
            U.S. Treasury Strips, Principal Only;
       500     0.00%, 11/15/04                                          381
     1,200     0.00%, 11/15/04                                          909


  Principal                                                        Market
   Amount                                                           Value
(in thousands)                                                 (in thousands)
--------------                                                 --------------

            U.S. TREASURY OBLIGATIONS 24.4% (CONT.)
            U.S. Treasury Notes,
   $ 2,700     6.625%, 7/31/01                                     $  2,858
                                                                   --------
                                                                     10,906
                                                                   --------

            Total Long-Term Investments (Cost $19,702)               20,220
                                                                   --------

   Number
  of Shares
(in thousands)
--------------


            SHORT-TERM INVESTMENTS  7.3%
            INVESTMENT COMPANIES 7.3%
     1,548  Financial Square Prime Obligation Fund                    1,548
     1,729  Short-Term Investments Co. Liquid Assets Portfoli         1,729
                                                                   --------

            Total Short-Term Investments (Cost $3,277)                3,277
                                                                   --------

            Total Investments (Cost $40,199) 96.2%                   42,963
                                                                   --------

            Other Assets, less Liabilities  3.8%                      1,687
                                                                   --------

            TOTAL NET ASSETS 100.0%                                $ 44,650
                                                                   ========

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS



BALANCED INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION
   Firstar Funds, Inc. (the "Company") was incorporated on February
15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Balanced Income Fund (the "Fund") is a separate, diversified investment portfolio of the Company. The Fund commenced operations on December 1, 1997. The objective of the Balanced Income Fund is to seek current income and the preservation of capital through investment in a balanced portfolio of dividend paying equity and fixed income securities.

   The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares, aggregating $47, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

   The Company has issued two classes of Fund shares:Series A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 4% of the offering price or 4.16% of the net asset value. Effective January 1, 1999, the maximum sales charge will be 4.50% of the offering price or 4.71% of the net asset value. Each class of shares has identical rights and privileges except with respect to service organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Investment companies are valued at net asset value, which approximates market value. Securities for which market quotations are not readily available, and other assets are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.

b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and it intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

c) Income and Expenses - The Fund is charged for those expenses that are directly attributable to it, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

e) When-Issued Securities _ The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. The Fund identifies and maintains at all times cash, cash equivalents, or other high-quality liquid securities in an amount at least equal to the amount of outstanding commitments for when-issued securities.

f) Use of Estimates _ The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Other _ Investment and shareowner transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent reporting and tax differences be reclassified in the capital accounts.

                                                            (LOGO) FIRSTAR FUNDS

3. CAPITAL SHARE TRANSACTIONS
   Transactions in capital shares for the Fund, in thousands, were as follows:

December 1, 1997 through October 31, 1998:
                              Series A                Series Institutional
                       ---------------------         ---------------------
                        Amount         Shares         Amount         Shares
                        ------         ------         ------         ------
Shares sold            $11,352          1,046        $36,380          3,540
Shares issued to
  owners in
  reinvestment
  of dividends             123             11             71              7
Shares redeemed          (993)           (92)        (4,936)          (456)
                      --------       --------       --------       --------
Net increase           $10,482            965        $31,515          3,091
                      ========       ========       ========       ========

4. INVESTMENT TRANSACTIONS
   Purchases and sales of securities for the period December 1, 1997 through October 31, 1998 (excluding short-term investments), in thousands, were as follows:

Purchase:
  U.S. Government                                   $ 17,367
  Other                                               38,248
Sales:
  U.S. Government                                      6,824
  Other                                               10,406


 The initial investments of the Fund were contributed on a tax-free basis upon conversion of a bank common trust fund. Tax basis unrealized net appreciation as of December 1, 1997 (date of conversion) was $5,641, in thousands. For the period ended October 31, 1998, $2,013, in thousands, of tax basis net gains related to the conversion were realized. Tax basis unrealized appreciation related to the conversion was $3,628, in thousands, at October 31, 1998.

 At October 31, 1998, gross unrealized appreciation and depreciation of investments for federal tax purposes, in thousands, were as follows:

Appreciation                                          $6,570
(Depreciation)                                         (188)
                                                    --------
Net unrealized appreciation on investments            $6,382
                                                    ========

At October 31, 1998, the cost of investments, in thousands, for federal income tax purposes was $36,581.

For the period ended October 31, 1998, the percent of ordinary income dividends that qualifies for the dividends received deduction available to corporate stockholders was 24% (unaudited).

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
   The Fund has entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company, LLC ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.75% as applied to the Fund's daily net assets. For the period ended October 31, 1998, $177 in advisory fees, in thousands, were voluntarily waived for the Fund.

   Firstar Bank Milwaukee, N.A. serves as custodian and Firstar Mutual Fund Services, LLC serves as transfer agent and accounting services agent for the Fund. Both companies are affiliates of FIRMCO.

   The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Mutual Fund Services, LLC (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the period ended October 31, 1998, $22 of administration fees, in thousands, were voluntarily waived for the Fund.

   The Company has entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Fund up to an annual rate of 0.25% of the average daily net asset value of Series A Shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Series A Shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Fund; and providing information periodically to customers showing their positions in Series A Shares. Service Organization fees, in thousands, incurred by the Fund aggregated $11 for the period ended October 31, 1998.

   Each director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Firstar Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Firstar Funds or 90-day U.S. Treasury bills. The Fund maintains its proportionate share of the Company's liability for deferred fees.

                                                            (LOGO) FIRSTAR FUNDS


REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE FIRSTAR
BALANCED INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Firstar Balanced Income Fund (one of the portfolios of Firstar Funds, Inc. (the "Fund")) at October 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the period from December 1, 1997 (commencement of operations) through October 31, 1998, all in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 8, 1998

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

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

FIRSTAR FUNDS ARE AVAILABLE THROUGH:

- THE FIRSTAR FUNDS CENTER,

- INVESTMENT SPECIALISTS WHO ARE REGISTERED
  REPRESENTATIVES OF FIRSTAR INVESTMENT SERVICES, INC.
  A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER,

- AND THROUGH SELECTED SHAREHOLDER ORGANIZATIONS.


This report is authorized for distribution only when preceded or accompanied by a current prospectus.


FOR ACCOUNT BALANCES AND INVESTOR SERVICES INFORMATION
1-800-228-1024
1-414-287-3808

FIRSTAR FUNDS CENTER
615 EAST MICHIGAN STREET
P.O. BOX 3011
MILWAUKEE, WI 53201-3011

WWW.FIRSTARFUNDS.COM

                                                            (LOGO) FIRSTAR FUNDS

                                                             FORM #40-0250 12/98